EXHIBIT 10.10

AMENDMENT NO. 1
TO
ASSET PURCHASE AGREEMENT

This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this “Amendment”) is made and entered into as of this 2nd day of August, 2004 by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership, CROWN PACIFIC PARTNERS L.P., a Delaware limited partnership (“Seller”), and ALC ACQUISITION LLC, an Arizona limited liability company (“Buyer”).  (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the APA referred to below.)

WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, dated as of June 21, 2004 (the “APA”), pursuant to which Seller agreed to sell, and Buyer agreed to buy, substantially all of the assets associated with the Business; and

WHEREAS, Buyer and Seller hereby desire to add three Koronos time clocks to Schedule D of the APA;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendment to Schedule D.  Schedule D to the APA is hereby amended by deleting the phrase “None” therein and inserting the following phrase therein:  “Three (3) Koronos Time Clocks.”

2.             Continuation of APA.  Except as modified by this Amendment, the APA shall continue in full force and effect.

3.             Counterparts.  This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the day and year first above written.

CROWN PACIFIC LIMITED PARTNERSHIP

By:	Crown Pacific Management Limited
Partnership, its General Partner

By:	/s/ Steven E. Dietrich
Name: Steven E. Dietrich
Title: Senior Vice President, Chief Financial
Officer and Treasurer

CROWN PACIFIC PARTNERS L.P.

By: Crown Pacific Management Limited
Partnership, its Managing General Partner

By:	/s/ Steven E. Dietrich
Name: Steven E. Dietrich
Title: Senior Vice President, Chief Financial
Officer and Treasurer

ALC ACQUISITION LLC

By:	/s/ True Carr
Name: True Carr
Title: Manager